U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: January 8, 2004
                        (Date of earliest event reported)

                           ALBANY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

         Delaware                    0-16214                14-0462060
(State or other jurisdiction       (Commission           (IRS employer
of incorporation)                  file number)          identification no.)

                      1373 Broadway, Albany, New York 12204
                                 (518) 445-2200
 (Address and telephone number of the registrant's principal executive offices)


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Item 5. Other Events and Required FD Disclosure

On January 8, 2004, Albany International Corp. issued a news release announcing that it had entered into a new revolving credit facility. A copy of the new credit facility agreement is being filed with this report as Exhibit 10(i).


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALBANY INTERNATIONAL CORP.

                                            By: /s/ Michael C. Nahl
                                                ----------------------------
                                            Name: Michael C. Nahl
                                            Title: Senior Vice President and
                                                   Chief  Financial Officer

Date: January 22, 2004

                                Index to Exhibits

Exhibit Number    Description of Document
--------------    -----------------------

10(i) Five-Year Revolving Credit Facility Agreement dated as of January 8, 2004 among Albany International Corp., the Borrowing Subsidiaries, the Lenders Party thereto and JPMorgan Chase Bank as Administrative Agent.